EXHIBIT 24


                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                         /s/ Theodore H. Black
                         --------------------------------
                         Theodore H. Black

                       POWER OF ATTORNEY

              Registration Statement on Form S-3
       Relating to Shelf Registration of Debt Securities


          KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                         /s/ Alfred C. DeCrane, Jr.
                         ------------------------------
                             Alfred C. DeCrane, Jr.

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.


                              /s/ Robert J. Gillespie
                              --------------------------
                              Robert J. Gillespie

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Ellen R. Gordon
                              ----------------------------
                                  Ellen R. Gordon

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ George V. Grune
                              ------------------------------
                              George V. Grune

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Leo I. Higdon, Jr.
                              ------------------------------
                              Leo I. Higdon, Jr.

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Richard G. Holder
                              ---------------------------------
                              Richard G. Holder

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Eileen S. Kraus
                              -----------------------------
                              Eileen S. Kraus

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Alain Labergere
                              -----------------------------
                              Alain Labergere

                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Company"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amendments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ William S. Norman
                              ------------------------------------
                              William S. Norman






























                             POWER OF ATTORNEY

                    Registration Statement on Form S-3
             Relating to Shelf Registration of Debt Securities


            KNOW ALL MEN BY THESE PRESENTS, that I, a director of CPC International Inc., a Delaware corporation, (the "Com-pany"), do hereby constitute and appoint JAMES E. HEALEY and JOHN B. MEAGHER, and each of them severally, as my true and lawful attorneys, for me and in my name, place and stead, to execute the Registration Statement on Form S-3 relating to the sale of Debt Securities of the Company and any and all amend-ments thereto, and to file the same (together with any exhibits thereto) and other documents in connection therewith with the Securities and Exchange Commission, granting unto each of said attorneys, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises as fully as and to the same extent that I might or could do in person, thereby ratifying and confirming all that each of said attorneys may lawfully do or cause to be done by virtue thereof.

            IN WITNESS WHEREOF, I have executed this instrument this 19th day of December, 1995.

                              /s/ Charles R. Shoemate
                              --------------------------------
                              Charles R. Shoemate